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                                                                    EXHIBIT 23A



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement dated July 22, 1997 of our reports dated June 7, 1996 incorporated by reference in Rykoff-Sexton, Inc.'s Form 10-K for the year ended April 27, 1996 and to all references to our Firm included in this registration statement.

                                  /s/ Arthur Andersen LLP


July 22, 1997
Philadelphia, PA